[AIR PRODUCTS STYLIZED "A" LOGO]
        -----------------------------------------------------------------------
        Air Products PLC
        Hersham Place
        Molesey Road
        Walton on Thames
        Surrey  KT12 4RZ
        England
        Telephone: (44)(1932)249200


                                             6 November 1998


        Ronaldo Sullam
        8 Woodlands Road
        Barnes, London 5W13
        England

            Re: Employment Agreement between Air Products PLC and Ronaldo Sullam Dated 1 June 1996 ("Agreement")

        Dear Ron:

        By the referenced Agreement, you have agreed to certain terms and conditions of your employment by Air Products PLC. Such terms and conditions include that performance of your duties under a second employment agreement entered into between AIRPROCHEM INC. and yourself shall take precedence over performance of your duties under the Agreement. As the employment agreement between AIRPROCHEM INC. and yourself has been superseded, it is necessary to amend paragraph 15 of the Agreement to read as follows:

        15.  ENTIRE AGREEMENT
             ----------------

          This Agreement constitutes the entire agreement of the parties with respect to Employee's employment with Company and his compensation therefor and supersedes any prior agreement between the parties, except:
        (a) that Air Products and Chemicals, Inc., the parent of Company, and Employee have entered into a separate, distinct and independent employment agreement dated 6 November 1998 relating to Employee's part-time services for Air Products and Chemicals, Inc. outside the United Kingdom and that, in the case of conflict, the performance of Employee's duties under that employment agreement shall take precedence over the performance of Employee's duties under this Agreement, and
        (b) that the Employment period set forth in paragraph 3 of this Agreement shall not be terminated or affected in any way, and Employee's remuneration under this Agreement shall not be changed, by the termination for any reason whatsoever of Employee's employment with Air Products and Chemicals, Inc., the express intention being that the two employments should, at all times and under all circumstances, be separate and distinct from, and independent of, the other. The parties hereto expressly agree that the agreement dated 1 October 1992 between them is hereby superseded and other parties waive any right to prior notice to terminate or amend that agreement.

        Please indicate your agreement to this amendment by signing one copy of this letter and returning it to me; whereupon the Agreement shall be deemed to be dated as of 6 November 1998.

                                         Very truly yours,


                                         /s/ L V Broese van Groenou
                                         -----------------------------
                                         L V Broese van Groenou
                                         Vice President
                                         Human Resources & Procurement
                                         on Behalf of Air Products PLC



                                         Acknowledged and Agreed:


                                           /s/ Ronaldo Sullam
                                         ------------------------
                                              Ronaldo Sullam
khk
Attach.

AIR PRODUCTS Europe Inc.                      [AIR PRODUCTS STYLIZED "A" LOGO]
Hersham Place
Molesey Road
Walton-on-Thames
Surrey KT12 4RZ

Direct line telephone:  01932 249901
Our reference                         Your reference           Date
                                                               12 April 1999



Mr. Ronaldo Sullam

8 Woodlands Road

Barnes, London  5W13

England



Dear Ron,


The purpose of this letter is to confirm the intent of the dual employment contracts that you have executed with Air Products PLC and Air Products and Chemicals, Inc. These contracts supersede prior employment agreements that you executed with Air Products PLC and Airprochem Inc. dated 1 June 1996 and 1 October 1992. The purpose of these contracts is to set forth the split of your employment activities between those activities which take place within the United Kingdom and those which are performed off-shore and to satisfy the requirements of Inland Revenue regarding off-shore activities of non-domiciled individuals, which we understand to be your tax filing status. This letter will confirm that neither the most recent employment agreements nor those which they have replaced are intended to reduce or minimise any legal rights you may have as an employee either under your employment relationship with Air Products PLC and any of its affiliated companies prior to the execution of your employment contracts dated 1 October 1992 or under any applicable statutory law which pertains to your employment relationship with the company.


                                         Very truly yours,


                                         /s/ L. V. Broese van Groenou

                                         L. V. Broese van Groenou

                                         Vice President

                                         Human Resources & Procurement


Telephone switchboard 01932 249200
Telefax 01932 249565
Telex 917243
Cables/Telegrams Lowtemp Walton-on Thames
Registered in England Number 103881

                              DATED 6 November 1998
                              ---------------------









                        AIR PRODUCTS AND CHEMICALS, INC.
                        --------------------------------

                                       and
                                       ---

                                 RONALDO SULLAM
                                 --------------







                      E M P L O Y M E N T   A G R E E M E N T
                      ---------------------------------------

THIS AGREEMENT is made as of the 6th day of November 1998 (hereinafter called the "Effective Date") by and between AIR PRODUCTS AND CHEMICALS, INC., a corporation which is organized and existing under the laws of the State of Delaware in the United States of America (hereinafter called "Company"), which has its principal office at 7201 Hamilton Boulevard, Allentown, PA 19185, U.S.A. and RONALDO SULLAM, a citizen of the Republic of Italy who resides at 8, Woodlands Road, Barnes, London, SW13, England (hereinafter called "Employee");

WHEREAS, Company wishes to assure itself of the availability of the advice and services of Employee in providing commercial and other services of various kinds to the "Operating Companies" (which are subsidiaries or affiliates of Company that are engaged principally in the manufacture and sale of industrial specialty and diving gases and related equipment) relating to their operations in continental Europe and certain other countries of the world outside of the United Kingdom of Great Britain and Northern Ireland, and participating in the Company's internal management committee, the Corporate Executive Committee, to provide advice on major capital projects, acquisitions and divestitures, commercial transactions, strategies of our major businesses, capital and operating plans, and significant policies for human resources, technology, information technology, quality, health, safety, environmental, public affairs, and other company-wide initiatives; and

WHEREAS, Company desires to enter into a contract of employment with Employee and Employee is willing to enter into such contract of employment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants as set forth herein the parties hereto agree as follows:

1.   SERVICES OF EMPLOYEE
     --------------------

     Company hereby employs Employee during the Employment Period, as hereinafter defined, to perform the duties specified in the Schedule to this Agreement and Employee hereby accepts such employment by Company, all on and subject to the terms and conditions contained in this Agreement and to Company's corporate policies and practices that are in effect from time to time.

2.   HOURS AND PLACES OF EMPLOYMENT
     ------------------------------

     2.1 Employee's services, because of their nature and close connection to the places of business of the Company and Operating Companies, will be rendered almost entirely in the countries of continental Europe and the United States, but Employee will be required to travel on Company's business to other areas of the world (e.g., North and South America, Africa and Asia) and Employee shall not have to perform any services or duties whatsoever under this Agreement in the United Kingdom of Great Britain and Northern Ireland. Company shall have the right to require Employee to render services from time to time under this Agreement for at least 100 working days in the aggregate during each year of the Employment Period. Subject to the provisions of this paragraph 2 and paragraph 14 of this Agreement, Employee shall devote such time and attention to his duties under this Agreement, both within and outside normal working hours, as shall reasonably be required by Company for the provision of services to Operating Companies and in serving on the Corporate Executive Committee of the Company.

     2.2 It is recognized by both parties that Employee is a citizen of Italy who is residing in the United Kingdom for the time being in connection with the performance of his employment and that the Company may at any time reasonably request Employee to remove to a country on the European Continent, the United States of America or elsewhere.

3.   EMPLOYMENT PERIOD
     -----------------

     The term of Employee's employment under this Agreement ("Employment Period") shall begin on the Effective Date and shall continue for an indefinite period after that date; provided however, that this Agreement and the employment may be terminated by either party by written notice thereof received by the other party not less that 180 days prior to the date of termination specified in such notice, provided that advance notice by Company to Employee shall not be required in the event of termination of Employee for cause.

4.   REMUNERATION OF EMPLOYEE
     ------------------------

     For his services under this Agreement, Employee shall be entitled to such annual salary as may be determined from time to time during the Employment Period by Company. Such salary shall be paid in monthly instalments net of any appropriate deductions that may be required by applicable law, or by participatory employee benefit plans. The initial salary is set forth on Exhibit I. Employee will be considered from time to time for various incentive compensation awards under the Company's Long-Term Incentive Plan and Annual Incentive Plan. As a result of executing this Agreement and the performance of services hereunder, Employee does not obtain any right to receive any such incentive compensation award. Such awards as may be granted will be on the basis of Employee's performance and in the sole discretion of the Management Development and Compensation Committee of the Board of Directors of the Company. Any awards under the Company's Long-Term Incentive Plan, which have been granted to Employee prior to the commencement of this Agreement but which have not been fully earned shall, if earned during the course of the Agreement, be allocated to this Agreement on the basis of 50% of the total of any such award reduced by that time-apportioned amount deemed earned prior to commencement of this Agreement.

5.   EXPENSES
     --------

     Employee shall be entitled to be reimbursed for reasonable expenses that are incurred by him in connection with his duties under this Agreement and on a basis that conforms with Company's policy, including expenses for travel, entertainment and other usual business activities. Such reimbursement will be predicated upon prior presentation of an itemized account of such expenses, together with such vouchers or receipts for individual expense items as may from time to time be required under Company's established policies and procedures.

6.   CONFIDENTIAL INFORMATION
     ------------------------

     Employee hereby ratifies and affirms and agrees to be bound by the employee confidentiality and patent agreement previously executed between Employee and Air Products PLC; provided that, Employee has executed contemporaneously herewith, attached as Exhibit II, an Employee Patent and Confidentiality agreement with the Company. The obligations therein shall apply during the Employment Period and thereafter, and shall supersede the prior agreement in the event of a conflict.

7.   NOTICES
     -------

     All notices, demands or other communications hereunder shall be effective if in writing and delivered personally or sent by pre-paid certified or registered airmail, addressed to the other party at the address set forth at the head of this Agreement or at such other address as may have been furnished by such other party in writing, and shall be deemed to have been received no later than seven (7) days after the date of mailing.

8.   TAXES
     -----

     It is understood and agreed that the Employee will not participate in the Company's tax equalization programs, as they exist from time to time, relative to expatriate and Third Country National employees. The parties acknowledge that the compensation and benefits provided for herein are provided on the basis that the Employee shall be responsible for his own tax affairs. No adjustment in compensation or benefits shall be made due to any changes in the tax laws of any country which have an impact upon the Employee in a manner different than that otherwise assumed or actually applying on the effective date hereof.

9.   ADDITIONAL ACTION
     -----------------

     Each of the parties to this Agreement shall execute and deliver such other documents and do such other acts and things as may be necessary or desirable to carry out the terms, provisions and purposes of this Agreement.

10.  GOVERNING LAW
     -------------

     This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

11.  ENFORCEMENT
     ------------

     The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement (or any part hereof), or the right of either party thereafter to enforce each and every provision in accordance with the terms of this Agreement.

12.  AMENDMENTS
     ----------

     No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless made in writing and signed by both parties.

13.  SEVERABILITY
     -------------

     If any severable provision of this Agreement is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment and the Agreement shall be carried out as nearly as possible according to its original terms and intent.

14.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement of the parties with respect to Employee's employment with Company and his compensation therefor and supersedes, with respect to periods occurring on or after the Effective Date, any prior agreement between the parties, except for the agreements described in paragraph 6 hereof.

     The rights and responsibilities of Employee and Company with respect to Employee's employment with Company or any of its branches and his compensation therefore prior to the Effective Date shall be governed by the agreements between the parties as were then in effect. The parties hereto expressly agree that the agreement dated 1 June 1996 between Employee and Airprochem, a wholly-owned subsidiary of Company, is hereby superseded and Employee waives, and Company on behalf of Airprochem waives any right to prior notice to terminate or amend that agreement.

     The parties acknowledge that the Employee and Air Products PLC ("APPLC") have entered into a separate, distinct and independent employment agreement relating to Employee's services for APPLC in the United Kingdom. APPLC has agreed with Employee that, in the case of conflict, the performance of Employee's duties under this Agreement shall take precedence over the performance of Employee's duties for APPLC. The parties hereto expressly agree that the Employment Period set forth in paragraph 3 of this Agreement shall not be terminated or affected in any way and Employee's remuneration under this Agreement shall not be changed, by the termination for any reason whatsoever of Employee's employment with APPLC, the express intention being that the two employments shall be separate and distinct from, and independent of, the other.

15.  COUNTERPARTS
     ------------

     This Employment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same instrument.


IN WITNESS WHEREOF, Company has caused this Agreement to be signed by a duly authorized officer and Employee has hereunto set his hand effective as of the day and year above written.




AIR PRODUCTS AND CHEMICALS, INC.             RONALDO SULLAM



By: /s/ Joseph P. McAndrew                 By: /s/ Ronaldo Sullam
    -------------------------------            ------------------------
       Joseph P. McAndrew
    -------------------------------

                                  THE SCHEDULE
                                  ------------


The Employee duties shall be to:

1. Represent the Company and its affiliates within Europe and elsewhere outside of the United Kingdom as President of Air Products Europe, Inc.

2. Assist the management of the Operating Companies in their negotiations with major (especially multinational) customers of or suppliers to the business for the sale or purchase of industrial and specialty gases and related services;

3. Assist the Operating Companies in respect of their appointment , remuneration, promotion, retirement or release of operating personnel connected with the businesses;

4. Serve, if and so long as duly elected by the shareholders of the respective Operating Companies, on the Board of Directors or equivalent body of selected major Operating Companies organised and doing business in the countries of Continental Europe.

5. Serve, so long as elected by the shareholding affiliate or affiliates, as a director of Carburos Metalicos and Sapio and to attend, in Spain and Italy, respectively, on behalf of the affiliate or affiliates, all Board meetings and to act on behalf of the affiliate or affiliates in representing them within Spain and Italy, respectively, with respect to those companies.

6. Serve, so long as elected by the shareholding affiliate or affiliates, as a director of any other companies affiliated with the Company and to attend, in the countries of operation of such companies, on behalf of the affiliate or affiliates, all Board meetings and to act on behalf of the affiliate or affiliates in representing them within the countries of operation of such companies, with respect to such companies.

7. Attend in the United States or elsewhere outside of the United Kingdom, to serve, if and so long as duly elected by the representative shareholders, as a member or alternate member of the board of directors or equivalent body of selected major Companies organised and doing business outside the countries of Continental Europe.

8. Represent the Company at professional meetings and conferences within Europe and elsewhere outside of the United Kingdom as President of Air Products Europe, Inc.

9. Report periodically to Company, at its offices in Allentown, Pennsylvania, U.S.A., regarding the investments of the Company and its affiliates within Europe and elsewhere outside of the United Kingdom.

10. Serve, so long as appointed by the Chairman of the Company, as a member of the Company's Management Committee and Corporate Executive Committee or any successor internal management committee, and any other committees of the Company to which he may be elected from time to time.

                                    Exhibit I
                                    ---------


The initial salary hereunder shall be FF 951,500, per annum. This salary shall be paid to the employee in French Francs. The salary will adjusted from time to time as provided herein and in the practices of the Company.

       EMPLOYEE PATENT, COPYRIGHT AND CONFIDENTIAL INFORMATION AGREEMENT


In consideration of my employment by Air Products and Chemicals, Inc., its divisions, affiliates and subsidiaries (all, collectively, referred to hereinafter as the Company), I agree that I will:

A. Communicate to the Company promptly and fully in writing, in such format as the Company may deem appropriate, all inventions made or conceived by me whether alone or jointly with others from my time of entering the Company's employ until I leave, and as requested, to assign to the Company those of such inventions which (1) relate to a field of business, research or investigation in which the Company has an interest, or (2) result from, or are suggested by, any work which I may do for or on behalf of the Company;

B. Make and maintain adequate permanent records of all such inventions, in the form of memoranda, notebook entries, drawings, print-outs or reports relating thereto, in keeping with then current Company procedures. I agree that these records, as well as the inventions themselves, shall be and remain the property of the Company at all times;

C. Cooperate with and assist the Company and its nominees, at their sole expense, during my employment and thereafter, in securing and protecting patent rights in which I am a named inventor or other similar rights in the United States and foreign countries. In this connection, I specifically agree to execute all papers which the Company deems necessary to protect its interests including the execution of assignments of invention and to give evidence and testimony, as may be necessary, to secure and enforce the Company's rights;

D. Except as the Company may otherwise authorize in writing, not use or disclose to others, reproduce or copy at any time, except as my Company duties may require, either during or subsequent to my employment, any private information of the Company or of others as to whom the Company has an obligation of confidentiality which may come to my attention or be developed by me during the course of my employment other than information which is or becomes public knowledge in a lawful manner;

E. Upon termination of my employment with the Company, deliver to it all records, data and memoranda of any nature which are in my possession or control and which relate to my employment or the activities of the Company, including, for example, notebooks, diaries, reports, photographs, films, manuals and computer software media.

F. Following termination of my employment, honor and abide by my continuing obligation of confidentiality. I agree that, in any situation which arises and involves a question of my freedom to disclose particular information to a subsequent employer or anyone else, I will contact the Company in writing and elicit its opinion on my freedom to make such a disclosure.

It is also agreed that:

G. All creative works which I produce during my employment and which relate to the Company's business or technology shall be considered to have been prepared for the Company as a part of and in the course of my employment. Any such work shall be owned by the Company regardless of whether it would otherwise be considered a work made for hire. Such works shall include, among other things, computer programs and documentation, non-dramatic literary works (e.g. professional papers and journal articles), visual arts (e.g. pictorial, graphic and three dimensional), sound recordings, motion pictures and other audiovisual works.

H. Nothing in this agreement shall bind me or the Company to any specific period of service or employment, nor shall the termination of such employment in any way affect the obligations assumed by me herein. Further, this agreement replaces any and all prior agreements or understandings between me and the Company concerning these subjects;

I. This agreement shall bind my heirs, executors, and administrators, and shall inure to the benefit of the successors and assigns of the Company.

J. I will not disclose to any other employee of the Company any information as to which I owe a continuing obligation of confidentiality to a previous employer or client. Any inventions, patented or unpatented, which were made or conceived by me prior to my employment are excluded from the operation of this agreement, and I warrant that there are no such inventions, other than those listed by me in the space provided on the back of this document.


WITNESS:                                                        (L.S.)
          --------------------------    ------------------------
                                         Signature of Employee

                                        DATED:


           (List invention information on the back of this agreement.)



   Description            Patent Nos. or            Assignment or Disposition
      of                 Application Nos.           Employee Has Made or Will
    Invention              (if any)                    Make of Invention


-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------
-------------------    --------------------       ----------------------------

   Memorandum                                 [Air Products Stylized "A" Logo]
   ---------------------------------------------------------------------------

   To:      J. P. McAndrew                     Dept./Loc.:

   From:    K. R. Petrini                      Dept./Ext.: Tax/14462

   Date:    4 June 1996

   Subject: R. Sullam Contract




            As a result of his new responsibilities, Ron Sullam has executed new employment contracts. Attached is his Airprochem contract as prepared by Leonard and me. This replaces the existing Airprochem contract and is identical in all respects other than as to his duties and salary split. Please execute and return to me. I will arrange for copies to be made in Hersham due to the paper size used and will return a copy to you for your records.



            /s/ K. R. Petrini
            ------------------------------
            K. R. Petrini

                              DATED 1st JUNE 1996
                               -------------------






                                 AIRPROCHEM INC.
                                 ---------------



                                       and
                                       ---




                                 RONALDO SULLAM
                                 --------------




                              EMPLOYMENT AGREEMENT
                              --------------------

THIS AGREEMENT is made this 1st day of JUNE 1996 (hereinafter called the "Effective Date") by and between AIRPROCHEM INC., a corporation which is organized and existing under the laws of the State of Delaware in the United States of America (hereinafter called "Company"), which has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, U.S.A. and which is a wholly-owned subsidiary of Air Products and Chemicals, Inc. (hereinafter called "Parent Company") and RONALDO SULLAM, a citizen of the Republic of Italy who resides at 8, Woodlands Road, Barnes, London, SW13, England (hereinafter called "Employee");

WHEREAS, Parent Company has requested Company to provide commercial and other services of various kinds to the "Operating Companies" (which are subsidiaries or affiliates of Parent Company that are engaged principally in the manufacture and sale of industrial specialty and diving gases and related equipment) relating to their operations in continental Europe and certain other countries of the world outside of the United Kingdom of Great Britain and Northern Ireland;

WHEREAS, Company desires to provide such services and wishes to assure itself of the availability of the advice and services of Employee among others in providing such services;

WHEREAS, Company desires to enter into a contract of employment with employee;
and

WHEREAS, Employee is willing to enter into such contract of employment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants as set forth herein the parties hereto agree as follows:

1.   SERVICES OF EMPLOYEE
     --------------------

     Company hereby employs Employee during the Employment Period, as hereinafter defined, to perform the duties specified in the Schedule to this Agreement and Employee hereby accepts such employment by Company, all on and subject to the terms and conditions contained in this Agreement and to Parent Company's corporate policies and practices that are in effect from time to time.

2.   HOURS AND PLACES OF EMPLOYMENT
     ------------------------------

     2.1 Employee's services, because of their nature and close connection to the places of business of the Parent Company and Operating Companies, will be rendered almost entirely in the countries of continental Europe, but Employee will be required to travel on Company's business to other areas of the world (e.g., North and South America, Africa and Asia) and Employee shall not have to perform any services or duties whatsoever under this Agreement in the United Kingdom of Great Britain and Northern Ireland. Company shall have the right to require Employee to render services from time to time under this Agreement for at least 100 working days in the aggregate during each year of the Employment Period. Subject to the provisions of this paragraph 2 and paragraph 14 of this Agreement, Employee shall devote such time and attention to his duties under this Agreement, both within and outside normal working hours, as shall reasonably be required by Company for the provision of services to Operating Companies and in serving on the committees of the Parent Company.

     2.2 It is recognized by both parties that Employee is a citizen of Italy who is residing in the United Kingdom for the time being in connection with the performance of his employment and that the Company may at any time reasonably request Employee to remove to a country on the European Continent, the United States of America or elsewhere.

3.   EMPLOYMENT PERIOD
     -----------------

     The term of Employee's employment under this Agreement ("Employment Period") shall begin on the Effective Date and shall continue for an indefinite period after that date, provided however, that this Agreement and the employment may be terminated by either party by written notice thereof received by the other party not less that 180 days prior to the date of termination specified in such notice, provided that advance notice by Company to Employee shall not be required in the event of termination of Employee for cause.

4.   REMUNERATION OF EMPLOYEE
     ------------------------

     For his services under this Agreement, Employee shall be entitled to such annual salary as may be determined from time to time during the Employment Period by Company. Such salary shall be paid in monthly instalments net of any appropriate deductions that may be required by applicable law, or by participatory employee benefit plans. The initial salary is set forth on the Exhibit. Employee shall be entitled to the provision of a Pension and Life Insurance on a level and on a scale generally available to employees employed in capacities and with job classifications similar to Employee's. Employee will be considered from time to time for various incentive compensation awards under the Parent Company Long-Term Incentive Plan and Annual Incentive Plan. As a result of executing this Agreement and the performance of services hereunder, Employee does not obtain any right to receive any such incentive compensation award. Such awards as may be granted will be on the basis of Employee's performance and in the sole discretion of the Parent Company Management Development and Compensation Committee. Any awards under the Parent Company Long-Term Incentive Plan, which have been granted to Employee prior to the commencement of this Agreement but which have not been fully earned shall, if earned during the course of the Agreement, be allocated to this Agreement on the basis of 50% of the total of any such award reduced by that time-apportioned amount deemed earned prior to commencement of this Agreement.

     The employee shall also receive an annual home leave trip to France for himself, his spouse and children. The Company shall reimburse the Employee the cost of travel to France and reasonable incidental expenses, but shall not pay for actual living expenses within France.

5.   EXPENSES
     --------

     Employee shall be entitled to be reimbursed for reasonable expenses that are incurred by him in connection with his duties under this Agreement and on a basis that conforms with Company's policy, including expenses for travel, entertainment and other usual business activities. Such reimbursement will be predicated upon prior presentation of an itemized account of such expenses, together with such vouchers or receipts for individual expense items as may from time to time be required under Company's established policies and procedures.

6.   CONFIDENTIAL INFORMATION
     ------------------------

     Except as otherwise specifically agreed between the parties, Employee shall not, at any time during the Employment Period or thereafter, communicate or disclose to any unauthorised person or improperly use for his own account or business any Parent Company owned confidential information concerning the business or affairs of the Company, the Parent Company or of any Operating Companies or other related companies. The obligations contained in this paragraph 6 shall no apply in the event and to the extent that the information referred to in this paragraph 6 has become generally known to or available for use by the public, other than by an act or omission of Employee in violation of the terms of this Agreement.

7.   NOTICES
     -------

     All notices, demands or other communications hereunder shall be effective if in writing and delivered personally or sent by pre-paid certified or registered airmail, addressed to the other party at the address set forth at the head of this Agreement or at such other address as may have been furnished by such other party in writing, and shall be deemed to have been received no later than seven (7) days after the date of mailing.

8.   TAXES
     -----

     It is understood and agreed that the Employee will not participate in the Company's tax equalization programs, as they exist from time to time, relative to expatriate and Third Country National employees. The parties acknowledge that the compensation and benefits provided for herein are provided on the basis that the Employee shall be responsible for his own tax affairs. No adjustment in compensation or benefits shall be made due to any changes in the tax laws of any country which have an impact upon the Employee in a manner different than that otherwise assumed or actually applying on the effective date hereof.

9.   ADDITIONAL ACTION
     -----------------

     Each of the parties to this Agreement shall execute and deliver such other documents and do such other acts and things as may be necessary or desirable to carry out the terms, provisions and purposes of this Agreement.

10.  GOVERNING LAW
     -------------

     This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be governed by and interpreted in accordance with the laws of Pennsylvania.

11.  ENFORCEMENT
     -----------

     The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement (or any part hereof), or the right of either party thereafter to enforce each and every provision in accordance with the terms of this Agreement.

12.  AMENDMENTS
     ----------

     No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless made in writing and signed by both parties.

13.  SEVERABILITY
     ------------

     If any severable provisions of this Agreement is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment and the Agreement shall be carried out as nearly as possible according to its original terms and intent.

14.  ENTIRE AGREEMENT
     ----------------

     This Agreement constitutes the entire agreement of the parties with respect to Employee's employment with Company and his compensation therefore and supersedes with respect to periods occurring on or after the effective date any prior agreement between the parties. The rights and responsibilities of Employee and Company with respect to Employee's employment with Company or any of its branches and his compensation therefore prior to the effective date shall be governed by the agreements between the parties as were then in effect. The parties acknowledge that the Air Products Plc ("APPLC") have entered into a separate, distinct and independent employment agreement relating to Employee's services for APPLC in the United Kingdom. The parties hereto expressly agree that the agreement dated 1 October 1992 between them is hereby superseded and both parties waive any right to prior notice to terminate or amed that agreement.

     APPLC has agreed with Employee that, in the case of conflict, the performance of Employee's duties under this Agreement shall take precedence over the performance of Employee's duties for APPLC. The parties hereto expressly agree that the Employment Period set forth in paragraph 3 of this Agreement shall not be terminated or affected in any way and Employee's remuneration under this Agreement shall not be changed, by the termination for any reason whatsoever of Employee's employment with APPLC, the express intention being that the two employments shall be separate and distinct from, and independent of, the other.

15.  COUNTERPARTS
     ------------

     This Employment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Company has caused this Agreement to be signed by a duly authorized officer and Employee has hereunto set his hand the day and year above written.

AIRPROCHEM INC.                                   RONALDO SULLAM


By:   /s/Joseph P. McAndrew                       By:  /s/ Ronaldo Sullam
     ----------------------                           ------------------------
      Joseph P. McAndrew

                                  THE SCHEDULE
                                  ------------

The Employee duties shall be to:

1. To represent the Parent Company and its affiliates within Europe and elsewhere outside of the United Kingdom as President of Air Products Europe, Inc.

2. Assist the management of the Operating Companies in their negotiations with major (especially multinational) customers of or suppliers to the business for the sale or purchase of industrial and specialty gases and related services;

3. Assist the Operating Companies in respect of their appointment , remuneration, promotion, retirement or release of operating personnel connected with the businesses;

4. Serve, if and so long as duly elected by the shareholders of the respective operating companies, on the Board of Directors or equivalent body of selected major Operating Companies organised and doing business in the countries of Continental Europe.

5. Serve, so long as elected by the shareholding affiliate or affiliates, as a director of Carburos Metalicos and Sapio and to attend, in Spain and Italy, respectively, on behalf of the affiliate or affiliates, all Board meetings and to act on behalf of the affiliate or affiliates in representing them within Spain and Italy, respectively, with respect to those companies.

6. Serve, so long as elected by the shareholding affiliate or affiliates, as a director of the Parent Company's direct or indirect investments in India and to attend, in India on behalf of the affiliate or affiliates, all Board meetings and to act on behalf of the affiliate or affiliates in representing them within India with respect to those companies.

7. Attend in the United States or elsewhere outside of the United Kingdom, to serve, if and so long as duly elected by the representative shareholders, as a member or alternate member of the Board of Directors or equivalent body of selected major Companies organised and doing business outside the countries of Continental Europe.

8. Represent the Parent Company at professionsal meetings and conferences within Europe and elsewhere outside of the United Kingdom as President of Air Products Europe, Inc.

9. To report periodically to the parent Company, at its offices in Allentown, Pennsylvania, U.S.A., regarding the investments of the Parent Company and its affiliates within Europe and elsewhere outside of the United Kingdom.

10. To attend periodically at the Parent Company's offices in Allentown, Pennsylvania, U.S.A. meetings of any committees to which he may be elected to serve from time to time.

                                  The Exhibit
                                  -----------



The initial salary hereunder shall be FF 800.000, per annum. This salary shall be paid to the employee in French Francs. The salary will adjusted from time to time as provided herein and in the practices of the Company.